SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest event reported): November 29, 2000
                                                  (November 16, 2000)
                                                   -----------------


                             barnesandnoble.com inc.
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             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


          0-26063                                       13-4048787
     ----------------------                   -------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


     76 Ninth Avenue, New York, NY                         10011
 --------------------------------------            --------------------
 (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code    212-414-6000
                                                      ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )

                      -------------------------------------
                     Exhibit Index appears on page 4 hereof.

Item 2.  Acquisition or Disposition of Assets.

     On November 16, 2000, barnesandnoble.com inc., a Delaware corporation (the "Company"), and Fatbrain.com, Inc., a Delaware corporation ("Fatbrain"), completed their previously announced merger (the "Merger") pursuant to the terms of an Agreement and Plan of Merger, dated as of September 13, 2000, by and between the Company and Fatbrain (the "Merger Agreement") providing for the acquisition of Fatbrain for approximately $64 million. In accordance with the terms of the Merger Agreement, the stockholders of Fatbrain, in exchange for each share of Fatbrain common stock, will be entitled to receive $1.0625 in cash and .8557 shares of the Company's Class A Common Stock, $.001 par value per share.

     The Company, a holding company whose sole asset is an equity interest in barnesandnoble.com llc and whose sole business is acting as the manager of barnesandnoble.com llc, received the cash portion of the merger consideration (approximately $15,400,000) from barnesandnoble.com llc in exchange for shares of the Company's Class A Common Stock.

     The Merger was approved by the shareholders of each of the Company and Fatbrain at their respective special meetings held on November, 16, 2000. The surviving company in the Merger is the Company. Immediately following the completion of the Merger, the operations of Fatbrain were contributed to Fatbrain LLC, a newly-formed, wholly-owned subsidiary of the Company, which subsidiary was then transferred to barnesandnoble.com llc.

     The terms and conditions of the Merger are more fully described in the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on September 26, 2000.

Item 7.  Financial Statements and Exhibits.

         (a) and (b).      Financial Statements.

     The financial statements of the business acquired and the pro-forma financial information is hereby incorporated herein by reference to the Company's Proxy Statement on Schedule 14-A, filed on October 20, 2000.

         (c)   Exhibits

               2.1 Agreement and Plan of Merger, dated as of September 13, 2000, by and between barnesandnoble.com inc. and Fatbrain.com, Inc. (incorporated herein by reference to Exhibit 2.1 in barnesandnoble.com inc.'s Current Report on Form 8-K, filed on September 26, 2000)

               99.1 Press   release,   dated   November  16,  2000,   announcing
                    completion of the acquisition of Fatbrain.com, Inc. by barnesandnoble.com inc.

                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   barnesandnoble.com inc.
                                  (Registrant)


                                   By:/s/ Marie J. Toulantis
                                      -----------------------------------------
                                      Name:    Marie J. Toulantis
                                      Title:   Chief Financial Officer

Date: November 29, 2000

                                  EXHIBIT INDEX


EXHIBIT NO.
----------

               2.1 Agreement and Plan of Merger, dated as of September 13, 2000, by and between barnesandnoble.com inc. and Fatbrain.com, Inc. (incorporated herein by reference to Exhibit 2.1 in barnesandnoble.com inc.'s Current Report on Form 8-K, filed on September 26, 2000)

               99.1 Press   release,   dated   November  16,  2000,   announcing
                    completion of the acquisition of Fatbrain.com, Inc. by barnesandnoble.com inc.

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